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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 10, 2004

                                  ICORIA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-30365                56-2047837
 (State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)

           108 T.W. Alexander Drive,
     Research Triangle Park, North Carolina                     27709
     (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000

                             PARADIGM GENETICS, INC.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE;
           TRANSFER OF LISTING.

     On December 10, 2004, Icoria, Inc. ("Icoria") filed a NASDAQ SmallCap Listing Application and Listing Agreement, thereby notifying Nasdaq Stock Market, Inc. of its desire to move to the NASDAQ SmallCap Market. This request for a listing transfer of Icoria's common stock, par value $0.01 per share, arises because Icoria has been unable to maintain the minimum bid price required for continued listing on the Nasdaq markets, as set forth in the National Association of Securities Dealers ("NASD") Rule 4450. On December 20, 2004, Icoria will no longer be eligible for trading on the NASDAQ National Market due to the minimum bid price requirement and therefore has asked for the transfer of listing to occur on December 17, 2004. On December 14, 2004, the Staff of the Nasdaq Stock Market granted this request.

     The transfer of listing is occuring pursuant to NASD Rule 4450(i) which allows an issuer to transfer to NASDAQ SmallCap so long as the National Market issuer has not been deemed in compliance prior to the expiration of a compliance period for bid price, and if it meets all applicable requirements for continued inclusion on the SmallCap Market set forth in Rule 4310(c) (other than the minimum bid price requirement of Rule 4310(c)(4)). Aside from the minimum bid price requirement, Icoria meets the necessary continuing inclusion requirements for the SmallCap Market and expects the transfer to occur without any disruption to its stockholders.

     On December 15, 2004, Icoria issued a press release detailing its transfer to the NASDAQ SmallCap Market. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits:

            99.1   Press Release of Icoria, Inc. dated December 15, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ICORIA, INC.
                                       (Registrant)

Dated: December 15, 2004               By: /s/ Heinrich Gugger
                                           -------------------------------------
                                           Heinrich Gugger
                                           President and Chief Executive Officer

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